Exhibit 10.32

SIXTH AMENDMENT TO

CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September [ ], 2012, and entered into by and among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (“Borrower”), the lenders listed on the signature pages hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (in such capacity, “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), and for purposes of Section 5 hereof, the other Loan Parties listed on the signature pages hereto. Capitalized terms used but not defined herein having the meaning given them in the Credit Agreement, hereinafter defined.

Recitals

Whereas, the Borrower, the Lenders from time to time party thereto, the Agents and the other parties thereto have entered into that certain Credit Agreement dated as of January 31, 2007 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

Whereas, the Borrower has requested an amendment to the Credit Agreement, pursuant to and in accordance with Section 9.08(b) of the Credit Agreement; and

Whereas, the Required Lenders and the Agents are willing to agree to the amendment requested by the Borrower, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, Required Lenders and Agents agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, Section 6.05(a) of the Credit Agreement shall be amended by (a) deleting the “and” at the end of Clause (iii) thereof and (b) adding a clause (v) immediately following clause (iv) thereof as follows:

“and (v) any wholly owned Regulated Insurance Subsidiary may merge into or consolidate with any other Regulated Insurance Subsidiary.”

2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Required Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each Lender and the Agents that the following statements are true, correct and complete:

2.1. Power and Authority. Each of the Loan Parties has all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

2.2. Corporate Action. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or limited liability company action on the part of each of the Loan Parties.

2.3. No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party or any of its Subsidiaries, (b) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (c) any order of any Governmental Authority or arbitrator binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound (except where such violation could not reasonably be expected to have a Material Adverse Effect), and do not and will not require any consent or approval of any Person (other than any approval or consent obtained and is in full force and effect or approvals or consents the failure to obtain could not reasonably be expected to have a Material Adverse Effect or which are not material to the consummation of the transaction contemplated hereby).

2.4. Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Loan Party which is a party hereto and is the legal, valid and binding obligation of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agents’ Liens in all Collateral continue to be valid, binding and enforceable Liens which secure the Borrower Obligations to the extent valid, binding and enforceable on the Closing Date, except as enforceability may be affected by applicable bankruptcy, insolvency and similar proceedings affecting the rights of creditors generally, and general principles of equity.

2.5. No Default or Event of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

2.6. No Material Adverse Effect. No event, change or condition has occurred since December 31, 2011 that has caused, or could reasonably be expected to cause, a Material Adverse Effect.

2.7. Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective immediately upon delivery to the Agents of executed counterparts hereof by each Loan Party and each Required Lender (by hand delivery, mail, telecopy or other electronic transmission).

4. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement and other Loan Documents shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

5. MISCELLANEOUS. Each of the Loan Parties confirms that as amended hereby, each of the Loan Documents to which it is a party is in full force and effect, and that as of the date hereof, none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7. NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

8. COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document.

9. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or other electronic transmission), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Credit Agreement as of the date set forth above.

AFFIRMATIVE INSURANCE HOLDINGS, INC., as Borrower

By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher
Title: Executive Vice President

LOAN PARTIES:

AFFIRMATIVE INSURANCE HOLDINGS, INC.

AFFIRMATIVE MANAGEMENT SERVICES, INC.

AFFIRMATIVE PROPERTY HOLDINGS, INC.

AFFIRMATIVE SERVICES, INC.

AFFIRMATIVE INSURANCE GROUP, INC.

AFFIRMATIVE UNDERWRITING SERVICES, INC.

A-AFFORDABLE INSURANCE AGENCY, INC.

AFFIRMATIVE INSURANCE SERVICES, INC. (f/k/a

AFFIRMATIVE INSURANCE SERVICES OF TEXAS, INC.)

DRIVER’S CHOICE INSURANCE SERVICES, LLC

INSUREONE INDEPENDENT INSURANCE AGENCY, LLC

USAGENCIES, L.L.C.

LIFCO, L.L.C.

USAGENCIES MANAGEMENT SERVICES, INC.

AFFIRMATIVE RETAIL, INC.

AFFIRMATIVE PREMIUM FINANCE HOLDINGS, INC.

AFFIRMATIVE PREMIUM FINANCE, INC.

By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher Title: Executive Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent

By:	/s/ John Toronto
Name: John Toronto Title: Managing Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Associate

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

[LENDER] as Required Lender

By:
Name:
Title: